UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2026

Titan Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42590	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Concord Street

Brooklyn, NY 11201

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (347) 720-2907

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one warrant	TACHU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TACH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TACHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is an investor presentation dated August 2026 (the “Investor Presentation”), for use by Titan Acquisition Corp, a Cayman Islands exempted company (“Titan”), and OpenPayd Holdings Limited, a company limited by shares incorporated in England and Wales (the “Company”), in meetings with certain of their existing and potential shareholders as well as other persons with respect to the proposed business combination described in Titan’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2026, as amended on July 9, 2026.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Titan under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

IMPORTANT NOTICES

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the Investor Presentation include certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, potential benefits of the proposed business combination, and the potential success of the combined company’s market opportunity, and the expected post-closing combined company and its anticipated growth. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the management of Titan and OpenPayd Global Holdings Limited, a Cayman Islands exempted company (“PubCo”), and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Titan, PubCo and the Company (collectively, the “Parties”). These forward-looking statements are subject to a number of risks and uncertainties, including, among others: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (b) the outcome of any legal proceedings that may be instituted against Titan, PubCo, the Company or others following the announcement of the proposed business combination; (c) the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of Titan, failure to satisfy other conditions to closing in the Business Combination Agreement or otherwise; (d) changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; (e) the ability to meet stock exchange listing standards following the consummation of the proposed business combination; (f) the risk that the proposed business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the proposed business combination; (g) the ability to recognize the anticipated benefits of the proposed business combination; (h) costs related to the proposed business combination; (i) changes in applicable laws or regulations; and (j) the possibility that the Company or the combined company may be adversely affected by other economic, business, regulatory and/or competitive factors. If any of these risks materialize or the Parties’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Parties presently know nor that the Parties believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Parties’ expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Parties anticipate that subsequent events and developments may cause their assessments to change. The Parties specifically disclaim any obligation to update or revise any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Parties’ assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Shareholders

This communication is being made in respect of the proposed business combination involving the Parties. In connection with the proposed business combination, PubCo has filed a registration statement on Form F-4 with the SEC, which includes a proxy statement/prospectus. Investors and shareholders are urged to read the registration statement and proxy statement/prospectus and all other relevant documents filed or to be filed with the SEC carefully and in their entirety, as they contain important information about the proposed business combination. Copies of the registration statement, proxy statement/prospectus, and other documents filed with the SEC are available free of charge at the SEC’s website at www.sec.gov.

Participants in Solicitation

Titan, the Company and their respective directors, managers and officers may be deemed participants in the solicitation of proxies of shareholders in connection with the proposed business combination. Titan shareholders and other interested persons may obtain more detailed information regarding the directors, managers and officers of Titan in Titan’s filings with the SEC, which may be obtained, without charge, on the website maintained by the SEC at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination is included in the registration statement that PubCo has filed with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation, dated August 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN ACQUISITION CORP

	By:	/s/ Frank Mastrangelo
		Name:	Frank Mastrangelo
		Title:	Chief Executive Officer

Dated: August 27, 2026

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